Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cryo-Cell International, Inc. (the “Company”) on Form 10-K for the year ended November 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Portnoy, Co-Chief Executive Officer of the Company, I, Mark Portnoy, Co-Chief Executive Officer of the Company and I, Jill M. Taymans, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Portnoy
David Portnoy
Co-Chief Executive Officer

March 1, 2021

/s/ Mark Portnoy
Mark Portnoy
Co-Chief Executive Officer

March 1, 2021

/s/ Jill M. Taymans
Jill M. Taymans
Vice President, Finance, Chief Financial Officer

March 1, 2021